                                                             EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of
Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Finlay Fine Jewelry Corporation (the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended October 30, 2004 (the "Report") that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
      Company.

Date: December 9, 2004

                                           /s/ Bruce E. Zurlnick
                                         ---------------------------------
                                           Bruce E. Zurlnick
                                           Senior Vice President, Treasurer
                                           and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the
United States Code) and is not being filed as part of the Report or as a separate disclosure document.